UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 2003


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
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        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 9.  REGULATION FD DISCLOSURE.

On June 11, 2003, Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), issued to Vornado PS, L.L.C. ("Vornado PS"), in connection with the exercise by Vornado PS of certain exchange rights, 3,972,447 common shares of the Company. Simultaneously with the issuance of the common shares to Vornado PS, the Company cancelled the 3,972,447 common units in the Company's operating partnership, Prime Group Realty, L.P. (the "Partnership"), held by Vornado PS which were exchanged for the common shares.

On June 13, 2003, the Company issued to Cadim Acquisition, LLC ("Cadim Acquisition"), in connection with the exercise by Cadim Acquisition of certain exchange rights, 3,972,446 common shares of the Company. Simultaneously with the issuance of the common shares to Cadim Acquisition, the Company cancelled the 3,972,446 common units in the Partnership that the Company received from Cadim Acquisition in exchange for the common shares.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME GROUP REALTY TRUST


Dated: June 13, 2003                        By:    /s/  Louis G. Conforti
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                                                   Louis G. Conforti
                                                   Co-President and
                                                   Chief Financial Officer